EXHIBIT 99.2

HERMAN MILLER, INC.
AMENDED AND RESTATED KEY EXECUTIVE
DEFERRED COMPENSATION PLAN

        HERMAN MILLER, INC. AMENDED AND RESTATED KEY EXECUTIVE DEFERRED COMPENSATION PLAN (the “Plan”) adopted by the Board of Directors of Herman Miller, Inc. (the “Board”) the 23rd day of January, 2006, with reference to the following:

        A.        Under Section 12, subsection (a), of the Plan, “Termination or Amendment of Plan, (a) In General,” the Board may, at any time by resolution, subject to certain conditions, amend the Plan.

        B.        On October 22, 2004, the American Jobs Creation Act of 2004 (P.L. 108-357) was enacted which, among other things, added Section 409A to the Internal Revenue Code of 1986, as amended (the “Code”) to govern the taxation of nonqualified deferred compensation.

        C.        The Board has elected to amend the Plan to comply with Section 409A of the Code with respect to amounts deferred or vested after December 31, 2004. The Board intends that this Amendment and Restatement does not constitute a “material modification” of the Plan as such term is used in Code Section 409A(d)(2)(B) and further described in Notice 2005-1, Q&A-18. As such, the Board intends that the provisions of Section 409A of the Code will not apply to amounts deferred and vested under the Plan prior to January 1, 2005.

        NOW, THEREFORE, effective January 24, 2006, the Plan is being amended and restated in its entirety as provided below.

        1. Purpose. The purposes of the Herman Miller, Inc. Amended and Restated Key Executive Deferred Compensation Plan (the “Plan”) are to:

(a) Provide key executives of Herman Miller, Inc. (the “Company”)the opportunity to increase their equity interest in the Company;

(b) Attract and retain highly qualified individuals to serve as key executives of the Commpany; and

(c) Further align their economic interests with such interests of the shareholders of the Company.

The Plan will permit employees selected by the Committee, to participate in the Plan and to defer receipt of part or all of the Participant’s EVA Incentive Cash Bonus under the Executive Cash Bonus Incentive Plan (the “Incentive Plan”). A Participant’s interest in the Plan shall be expressed in Stock Units equivalent to shares of the Company’s common stock, par value $.20 per share (the “Shares”).

        2.       Effective Date and Term. The Plan was originally effective November 15, 1999, was amended and restated as of April 26, 2005, and is being amended and restated effective January 24, 2006. The Plan shall remain in effect until terminated by the Board.

        3.        Definitions.

        Whenever used in the Plan, the following terms shall have the meanings set forth in this Section 3.

(a) “Alternative Termination Date” has the meaning ascribed in subsection (b) of Section 5.

(b) “Board of Directors” or “Board” means the Board of Directors of Herman Miller, Inc., a Michigan corporation, at the time the term is applied.

(c) “Change in Control” means:

(i) The acquisition, by any one person or more than one person “acting as a group” (as described in subparagraph (D), below), of Common Stock that, together with Common Stock held by such person or group, constitutes more than 50% of the total Fair Market Value or total voting power of Common Stock.

(A) If any one person, or more than one person acting as a group, is considered to own more than 50% of the total Fair Market Value or total voting power of Common Stock, the acquisition of additional Common Stock by the same person or persons is not a Change in Control of the Company.

(B) An increase in the percentage of Common Stock owned by any one person, or persons acting as a group, as a result of a transaction in which the Company acquires Common Stock in exchange for property will be treated as an acquisition of Common Stock for purposes of paragraph (i).

(C) Paragraph (i) applies only when there is a transfer of Common Stock (or issuance of Common Stock), and Common Stock remains outstanding after the transaction.

(D) For purposes of this subsection (c), persons will not be considered to be acting as a group solely because they purchase or own Common Stock at the same time, or as a result of the same public offering. Persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company. If a person, including an entity, owns both Common Stock and stock of another corporation and the Company and such corporation enter into a merger, consolidation, purchase or acquisition of stock, or similar transaction, such shareholder is considered to be acting as a group with other shareholders in the Company prior to the transaction giving rise to the change and not with respect to the ownership interest in the other corporation.

(E) For purposes of this subsection (c), Section 318 of the Internal Revenue Code of 1986, as amended applies to determine the ownership of Common Stock. Common Stock underlying a vested option is considered owned by the individual who holds the vested option, and the Common Stock underlying an unvested option is not considered owned by the individual who holds the unvested option. However, if a vested option is exercisable for Common Stock that is not “substantially vested” (as that term is defined in Section 1.83-3(b) and (j) of the Treasury Regulations), the Common Stock underlying the option is not treated as owned by the individual who holds the option.

(F) For purposes of this subsection (c), a “person” means an individual, a trust, estate, partnership, association, company, or corporation;

(ii) The acquisition, by any one person or more than one person acting as a group, or the acquisitions over a 12-month period ending on the date of the most recent acquisition by such person or persons, of Common Stock possessing 35% or more of the total voting power of the Common Stock. If any one person, or more than one person acting as a group, possesses 35% or more of the total voting power of the Common Stock, the acquisition of additional control of the Company by the same person or persons is not considered to cause a Change in Control of the Company under this paragraph (ii) or under paragraph (i). A Change in Control under this paragraph (ii) also may occur in any transaction in which either of the two corporations involved in the transaction has a Change in Control under paragraph (i) or (iv);

(iii) The replacement, during any 12-month period, of a majority of members of the Board by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. A Change in Control under this paragraph (iii) also may occur in any transaction in which either of the two corporations involved in the transaction has a Change in Control under paragraph (i) or (iv); or

(iv) The acquisition by any one person or more than one person acting as a group, or the acquisitions over a 12-month period ending on the date of the most recent acquisition by such person or persons, of assets from the Company that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions.

(A) For purposes of paragraph (iv), “gross fair market value” means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

(B) A transfer of assets by the Company is not treated as a Change in Control if the assets are transferred to:

(I) A shareholder of the Company (immediately before the asset transfer) in exchange for or with respect to Common Stock;

(II) An entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company;

(III) A person, or more than one person acting as a group, that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company; or

(IV) An entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a person described in clause (III).

For purposes of this subparagraph (B), a person’s status is determined immediately after the transfer of assets.

(d) “Committee” means the Executive Compensation Committee of the Board, or other Committee designated by the Board to be the administrator of the Plan, at the time the term is applied.

(e) “Common Stock” means the common stock of the Company, par value $.20 per share.

(f) “Company” means Herman Miller, Inc., a Michigan corporation.

(g) “Deferred Amount” means the dollar amount of a Participant’s bonus under the Incentive Plan which is deferred in a particular Plan Year.

(h) “Deferred Termination Date” has the meaning ascribed in subsection (b) of Section 5.

(i) “Disability” means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to last for a continuous period of not less than 12 months.

(j) “Fair Market Value” of a Share means, for any particular date:

(i) For any period during which the Share shall be listed for trading on a national securities exchange or the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), the closing price per Share on such exchange or on the NASDAQ as of the close of such trading day; or

(ii) For any period during which the Share shall not be listed for trading on a national securities exchange or NASDAQ, the market price per Share as determined by a qualified appraiser selected by the Board.

If Fair Market Value is to be determined on a day when the markets are not open, Fair Market Value on that day shall be the Fair Market Value on the most recent preceding day when the markets were open.

(k) “Participant” means an employee selected by the Committee to participate and who has filed an Election to Participate Form as provided in Section 4.

(l) “Plan Year” means the period beginning on the first day of the Company’s fiscal year and ending on the last day of the fiscal year.

(m) “Rabbi Trust” means a trust established by an agreement between the Company and a trustee with such terms and conditions as the Company, in its discretion, shall determine, for the purpose set forth in Section 14.

(n) “Share” means a share of Common Stock.

        4.       Eligibility and Participation. Within 15 days after the Plan becomes effective and annually thereafter, on or before the 30th day preceding the first day of each Plan Year, the Executive Compensation Committee of the Board (the “Committee”) will determine those executives who are eligible to become Participants. At the same time, the Committee will establish the limits which shall apply to each Participant’s participation (the “Limits”). These Limits shall be:

(a) The maximum percentage of the EVA Cash Incentive Bonus under the Incentive Plan which may be deferred by each Participant;

(b) The maximum amount of EVA Cash Incentive Bonus under the Incentive Plan which will be subject to a Premium Percentage for each Participant; and

(c) The amount of the Premium Percentage for each Participant.

An eligible executive will become a Participant by submitting a Deferral Election within 30 days after becoming eligible to participate in the Plan and thereafter prior to the first day of the Plan Year. An employee’s eligibility to submit a Deferral Election and the annual Limits shall not carry over from year to year. Each executive must have his or her eligibility to submit a Deferral Election and the Limits determined annually by the Committee. A Deferral Election made by an executive who is again determined by the Committee to participate with identical participation Limits will continue effective for subsequent Plan Years unless the Deferral Election is change or revoked in writing before the beginning of the Plan Year.

        5.       Deferral of EVA Cash Incentiveor Bonus under the Incentive Plan.

(a) Form. An Election to Participate shall be made in writing on a form prescribed by the Committee (the “Election to Participate Form”).

(b) Content. On the Election to Participate Form, a Participant must:

(i) Designate the percentage (not less than 15 percent) of the EVA Incentive or Bonus under the Incentive Plan to be deferred for the Plan Year (the “Deferral Percentage”) to be deferred for the Plan Year (the “Deferred Amount”);

(ii) Specify the date of payment (the “Deferred Termination Date”) which shall be at least three (3) years after the date of Deferral);

(iii) Elect whether payment will be made upon the occurrence of any of the following prior to the Deferred Termination Date:

(A) The Participant’s service as an employee officer of the Company terminates;

(B) The Participant’s death;

(C) Disability of the Participant; and

(D) A Change in Control of the Company.

To the extent that a Participant has elected payment upon the occurrence of any of these events and such event occurs prior to the Participant’s Deferred Termination Date, the date on which such event occurs shall be the Participant’s “Alternative Termination Date.”

(iv) Designate the type of payment in accordance with subsection (c) of Section 8; and

(v) Designate one (1) or more beneficiaries (“Beneficiaries”) to receive any credits in the Participant’s Stock Unit Account as of the date of his or her death.

A Participant may change the Deferred Amount from Plan Year to Plan Year but may not change the Deferred Amount for a particular Plan Year after the election is made for that Plan Year. A Participant may change the type of payment and may extend the Deferred Termination Date, but any such changes must be made at least 12 months prior to the original Deferred Termination Date. With respect to changes to the type of payment or extension of the Deferred Termination Date relating to amounts deferred or vested after December 31, 2004, no payment under a new election may be made within five (5) years after the original Deferred Termination Date on which that payment would have commenced unless the distribution occurs as a result of the Participant’s Alternative Termination Date.

(c) Crediting Deferral Amounts to Accounts: Amounts deferred pursuant to this Section 5(“Deferrals”) shall be credited in Stock Units as of the last day of the month in which such amount would have been paid in cash to a bookkeeping reserve account maintained by the Company (“Stock Unit Account”). The Stock Unit Account shall consist of a Basic Account and a Premium Account. The number of Stock Units credited to a Participant’s Basic Account shall equal 100 percent of the Deferral, divided by the Fair Market Value (as defined in Section 11 hereof) of a Share on the last day of the month in which such Deferral would have been paid but for the Deferral Election pursuant to this Section 5. The number of Stock Units credited to a Participant’s Premium Account shall equal the Premium Percentage applicable to the Participant, multiplied by the Deferral, divided by the Fair Market Value of a Share on the last day of the month in which such Deferral would have been paid but for the Deferral Election pursuant to this Section 5. Such calculations shall be carried to three (3) decimal places.

(c) The value of the Stock Units credited to the Participant’s Stock Unit Account shall constitute the Participant’s entire benefit under this Plan.

        6.       Additions to Deferral Accounts. As of each dividend payment date, with respect to Shares, there shall be credited to each Participant’s Stock Unit Account certain Dividend Units which will be an additional number of Stock Units equal to:

(a) The per-share dividend payable with respect to a Share on such date multiplied by

(b) The number of Stock Units held in the Stock Unit Account as of the close of business on the record date for such dividend and, if the dividend is payable in cash or property other than Shares, divided by

(c) The Fair Market Value of a Share on such business day.

For purposes of this Section 6, the term “dividend” shall include all dividends, whether normal or special, and whether payable in cash, Shares or other property. The calculation of additional Stock Units shall be carried to three (3) decimal places.

        7.       Vesting of Accounts.

(a) Basic Accounts: All Stock Units credited to a Participant’s Basic Account (and the Dividend Units attributable thereto) pursuant to this Plan shall be at all times fully vested and nonforfeitable.

(b) Premium Accounts: All Stock Units credited to a Participant’s Premium Account pursuant to this Plan (and the Dividend Units attributable thereto) shall become 33-? percent vested and nonforfeitable on the first day of the Plan Year next following the date the Stock Units are credited to the Participant’s Premium Account, provided that the Participant is then an employee of the Company. An additional 33-? percent will become vested and nonforfeitable on the first day of each Plan Year thereafter, provided that the Participant is then an employee of the Company. In the event that the Participant dies, becomes disabled, retires at the normal retirement age (determined by the Committee) or terminates employment for any reason within 24 months following a Change of Control, all unvested Stock Units and Dividend Units will immediately become 100 percent vested and nonforfeitable. Additionally, the Committee, in its sole discretion, may accelerate a Participant’s vested percentage if it determines that such action would be in the best interest of the Company.

With respect to amounts deferred or vested after December 31, 2004, a Participant shall be considered to be “disabled” if such Participant:

(i) Is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to last for a continuous period of not less than 12 months, or

(ii) Is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving benefits for a period of not less than three (3) months under a disability plan maintained by the Company.

        8.       Payment of Accounts.

(a) Time of Payment: Payment of the Stock Units to a Participant shall be made or, if installment payments have been elected, shall begin within 30 days after the Deferred Termination Date specified by the Participant in his or her Election to Participate Form or, if applicable, 30 days after the Participant’s Alternative Termination Date; provided, however, that such earlier payment would be impermissible under the terms of the American Jobs Creation Act or other legal restriction, the payment will be delayed until the earliest date that it may be made without violating such restriction.

(b) Form of Payment: The total number of Stock Units in a Participant’s Stock Unit Account (rounded to the nearest whole number) shall be paid to the Participant in an equal number of whole Shares. If installment payments are elected, the number of Shares to be paid shall be determined initially by dividing the number of Stock Units in the Stock Unit Account (rounded to the nearest whole number) by the number of installment payments to be paid. Each subsequent installment payment shall be determined by dividing the number of Stock Units remaining in the Stock Unit Account (rounded to the nearest whole number) by the number of installments remaining to be paid. The Company shall issue and deliver to the Participant Shares in payment of Stock Units within 30 days following the date on which the Stock Units, or any portion thereof, become payable. The issuance of Shares may be conditioned upon the effectiveness of a registration statement covering the Shares. If any fractional Stock Unit exists after the single sum or last installment, as the case may be, of Shares is paid to the Participant, such fractional Stock Unit shall be paid to the Participant in cash. The value of such fractional Stock Unit shall be determined by multiplying the fractional Stock Unit by the Fair Market Value of a Share on the business day prior to the date on which the single sum or last installment, as the case may be, of Shares is paid to the Participant.

(c) Type of Payment: Payments of Shares will be made from the Stock Unit Account of a Participant in whichever of the following methods the Participant elects in his or her Election to Participate Form (the “Payment Election”):

(i) A single lump sum payment within 30 days after the Deferred Termination Date; or

(ii) Payment in annual installments over a period not to exceed 10 years, as the Participant shall elect, beginning 30 days after the Deferred Termination Date and annually thereafter on each anniversary date of the first payment, until fully distributed.

If all or any portion of the Stock Unit Account is to be distributed in installments, the portion of the Participant’s Stock Unit Account being held for future distribution shall continue to be credited with additional Stock Units as provided in Section 7. Notwithstanding the foregoing, if distribution occurs as a result of the Participant’s Alternative Termination Date, all of the Participant’s Stock Unit Account will be distributed in a single lump sum payment and paid within the time specified in Section 8(a).

(d) Accelerated Payment: With respect to amounts deferred and vested prior to January 1, 2005, in the event a Participant terminates employment with the Company, whether voluntarily or involuntarily or becomes a part-time employee of the Company (as determined by the Committee), before the Participant’s Stock Unit Account has been fully distributed, the Committee shall have the option, in its sole discretion at any time after such Participant terminates employment or within one year after such participant becomes a part-time employee, to make an immediate lump sum distribution of the vested Stock Units or to commence payment of the vested Stock Units to the Participant in accordance with the Participant’s Deferral Election.

        9.       Shares Subject to the Plan. Shares that may be issued under the Plan shall be acquired by the Company in open-market transactions, consistent with all applicable rules and regulations regarding the repurchase of securities.

        10.       Adjustments and Reorganization. In the event of any stock dividend, stock split, combination or exchange of Shares, merger, consolidation, spin-off, recapitalization or other distribution (other than normal cash dividends) of Company assets to shareholders, or any other change affecting Shares or the price of Shares, such proportionate adjustments, if any, as the Committee in its sole discretion may deem appropriate to reflect such change shall be made with respect to the aggregate number of Shares that may be issued under the Plan, and each Stock Unit or Dividend Unit held in the Stock Unit Accounts. Any adjustments described in the preceding sentence shall be carried to three decimal places.

        11.       Fair Market Value. Fair Market Value of a Share for all purposes under the Plan shall mean, for any particular date,

(a) For any period during which the Share shall be listed for trading on a national securities exchange or the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), the closing price per Share on such exchange or the NASDAQ as of the close of such trading day, or

(b) For any period during which the Share shall not be listed for trading on a national securities exchange or NASDAQ, the market price per Share as determined by a qualified appraiser selected by the Board.

If Fair Market Value is to be determined on a day when the markets are not open, Fair Market Value on that day shall be the Fair Market Value on the most recent preceding day when the markets were open.

        12.       Termination or Amendment of Plan.

(a) In General: The Board may, at any time by resolution, terminate, suspend or amend this Plan. If the Plan is terminated by the Board, no Deferrals may be credited after the effective date of such termination, but previously credited Stock Units and Dividend Units shall remain in effect in accordance with the terms and conditions of the Plan.

(b) Written Consents: No amendment may adversely affect the right of any Participant to have Dividend Units credited to a Stock Unit Account or to receive any Shares pursuant to the payout of such accounts, unless such Participant consents in writing to such amendment.

        13.       Compliance with Laws.

(a) The obligations of the Company to issue any Shares under this Plan shall be subject to all applicable laws, rules and regulations and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Board.

(b) It is intended that any amounts payable under this Plan will comply with Section 409A of the Code and treasury regulations relating thereto so as not to subject the Participant to the payment of any interest and tax penalty which may be imposed under Section 409A of the Code, and the Plan shall be interpreted and construed in accordance with such intention. Any provision of the Plan that would cause the Participant to be subject to the payment of any such interest or tax penalty shall be disregarded, and the timing of the payments or benefits provided herein shall be modified accordingly.

(c) Subject to the provisions of Section 12, the Board may take such changes in the design and administration of this Plan as may be necessary or appropriate to comply with the rules and regulations of any government authority.

        14. Miscellaneous.

(a) Unfunded Plan: Nothing contained in this Plan and no action taken pursuant to the provisions hereof shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and Participant, the Participant’s designee or any other person. The Plan shall be unfunded with respect to the Company’s obligation to pay any amounts due, and a Participant’s rights to receive any payment with respect to any Stock Unit Account shall be not greater than the rights of an unsecured general creditor of the Company.

The Company may establish a rabbi trust to accumulate Shares to fund the obligations of the Company pursuant to this Plan. Payment from the rabbi trust of amounts due under the terms of this Plan shall satisfy the obligation of the Company to make such payment. In no event shall any Participant be entitled to receive payment of an amount from the Company that the Participant received from the rabbi trust.

(b) Assignment; Encumbrances: The right to have amounts credited to a Stock Unit Account and the right to receive payment with respect to such Stock Unit Account under this Plan are not assignable or transferable and shall not be subject to any encumbrances, liens, pledges, or charges of the Participant or to claims of the Participant’s creditors. Any attempt to assign, transfer, hypothecate or attach any rights with respect to or derived from any Stock Unit shall be null and void and of no force and effect whatsoever.

(c) Designation of Beneficiaries: A Participant may designate in writing a beneficiary or beneficiaries to receive any distribution under the Plan which is made after the Participant’s death; provided, however, that if at the time any such distribution is due, there is no designation of a beneficiary in force or if any person (other than a trustee or trustees) as to whom a beneficiary designation was in force at the time of such Participant’s death shall have died before the payment became due and the Participant has failed to provide such beneficiary designation for any person or persons to take in lieu of such deceased person, the person or persons entitled to receive such distribution (or part thereof, as the case may be) shall be the Participant’s executor or administrator.

(d) Administration: The Committee shall administer the Plan, including the adoption of rules or the preparation of forms to be used in its operation, and to interpret and apply the provisions hereof as well as any rules which it may adopt. In addition, the Committee may appoint other individuals, firms or organizations to act as agent of the Company carrying out administrative duties under the Plan. Except as may be provided in a rabbi trust, the decisions of the Committee, including, but not limited to, interpretations and determinations of amounts due under this Plan, shall be final and binding on all parties.

(e) Governing Law: The validity, construction and effect of the Plan and any actions taken or relating to the Plan, shall be determined in accordance with the laws of the State of Michigan without regard to its conflict of law rules, and applicable federal law.

(f) Rights as a Shareholder: A Participant shall have no rights as a stockholder with respect to a Stock Unit until the Participant actually becomes a holder of record of Shares distributed with respect thereto.

(g) Notices: All notices or other communications made or given pursuant to this Plan shall be in writing and shall be sufficiently made or given if hand delivered, or if mailed by certified mail, addressed to the Participant at the address contained in the records of the Company or to the Company at its principal office, as applicable.

CERTIFICATION

        The foregoing Amendment and Restatement of the Plan was duly adopted by the Board of Directors of the Company on January 23, 2006.

HERMAN MILLER, INC. By /s/ James E. Christenson James E. Christenson, Secretary